AMENDMENT NO. 3 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 3 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of August 24, 2023 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors” and collectively with the Borrower, the “Loan Parties”), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement dated as of March 4, 2022, as amended by an Amendment No. 1 thereto dated as of June 9, 2022, and Amendment No. 2 thereto dated as of March 17, 2023, among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to extend the Maturity Date of the Delayed Draw Term A Loan, revise one financial covenant on a temporary basis, and make certain other changes to the Credit Agreement, and accordingly revise the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of “Base Rate,” “Fee Letter,” “Maturity Date,” “SOFR,” “Successor Rate” and “TARGET Day” in their entirety and replace them with the following new definitions of such terms: “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Secured Overnight Financing Rate published on such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source) plus the SORF Adjustment plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall 134001872v.3

2 be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Fee Letter” means the letter agreement, dated July 27, 2023, between the Borrower and the Administrative Agent. “Maturity Date” means (a) with respect to the Revolving Facility, March 4, 2025, (b) with respect to the Term A Facility, March 4, 2025 and (c) with respect to the Delayed Draw Term A Facility, December 15, 2023; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth U.S. Government Securities Business Day preceding such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto. “Successor Rate” has the meaning specified in Section 3.03(c). “TARGET Day” means any day on which T2 is open for the settlement of payments in Euro. (b) Section 1.01 of the Credit Agreement is hereby further amended to delete the definition of “TARGET2” it its entirety and to insert the following new definitions in alphabetical order: “Amendment No. 3” means Amendment No. 3 to Fifth Amended and Restated Credit Agreement dated as of August 24, 2023, among the Borrower, the Guarantors, the Lenders and the Administrative Agent. “Amendment No. 3 Effective Time” means the first Business Day on which each of the conditions of the effectiveness of Amendment No. 3 pursuant to Section 6 thereof has been satisfied. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. (c) Section 2.07 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it with the following: (a) Term Loans. The Borrower shall repay to the Term Lenders the aggregate principal amount of all Term A Loans outstanding in quarterly principal installments on the last Business Day of each quarter commencing March 31, 2024, in the amount of $1,250,000, and shall pay $45,000,000 of the aggregate principal amount of all Delayed Draw Term A Loans on or before November 15, 2023, and the balance of the outstanding

3 principal amount of all Delayed Draw Term A Loans on December 15, 20231 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02; provided, however, that (i) the final principal repayment installment of the Term A Loans shall be repaid on the Maturity Date for the Term A Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on Term SOFR Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on a Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day. (d) Section 2.12 of the Credit Agreement is hereby amended by inserting the following new paragraph (f) immediately after paragraph (e) and renumbering the existing paragraph (f) as paragraph (g): (f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. (e) Section 3.03 is hereby amended by deleting the first paragraph of paragraph (a) in its entirety and replacing it with the following: (a) Inability to Determine SOFR. If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or an Alternative currency Loan or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 3.03(b) or Section 3.03(c), and the circumstances under clause (i) of Section 3.03(b) or of Section 3.03(c) or the Scheduled Unavailability Date, or the SOFR Scheduled Unavailability Date, has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining such Relevant Rate for the applicable Agreed Currency for any determination date or requested Interest Period, as 1 Note: The payment of $55,000,000 aggregate principal amount of the Delayed Draw Term A Loans, as provided in Section 6(c) of this Amendment, is a condition of the effectiveness of this Amendment.

4 applicable, with respect to a proposed Term SOFR Loan or Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. (f) Section 3.03 of the Credit Agreement is further amended by deleting all but the final six paragraphs of paragraph (b) it its entirety and replacing it with new paragraphs (b) and (c) and designating the final six paragraphs of Section 3.03 as paragraph (d) with the heading “Successor Rate” as follows: (b) Replacement of SOFR or SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining SOFR because SOFR is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the Applicable Authority has made a public statement identifying a specific date after which SOFR shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in Dollars, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide SOFR on a representative basis (the date on which SOFR is no longer representative or available permanently or indefinitely, the “SOFR Scheduled Unavailability Date”); or if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the SOFR Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing SOFR for Dollars or any then current SOFR Successor Rate for Dollars in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “SOFR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed

5 amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (c) Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) because none of the tenors of such Relevant Rate (other than SOFR) under this Agreement is available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) under this Agreement shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Agreed Currency (other than Dollars), or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (other than Dollars) under this Agreement are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or if the events or circumstances of the type described in Section 3.03(c)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Non-SOFR Successor Rate”, and collectively with the SOFR Successor Rate, each a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have

6 delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (g) Section 7.10 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it with the following: (a) Total Funded Debt to EBITDA Ratio. The Loan Parties shall not permit the Core Leverage Ratio as of the end of each fiscal quarter (i) ending on June 30, 2023 to exceed 4.00 to 1.00, (ii) ending on September 30, 2023 to exceed 4.25 to 1.00, and (ii) for any quarter ending thereafter, to exceed 3.50 to 1.00. (h) Section 11.01 of the Credit Agreement is hereby amended to change the reference to “Section 2.12(f)” in Section 11.01(a)(v) to read “Section 2.12(g).” 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liabilities of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 10.01 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article X of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 4. Confirmation of Security Interests. Each Loan Party hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to the Security Agreement. The Loan Parties hereby ratify and confirm the terms and provisions of the Security Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding

7 on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Administrative Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent of all of the following: (a) counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and all the Lenders or written evidence reasonably satisfactory to the Administrative Agent that such parties have signed a counterpart of this Amendment; (b) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment or the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent; (c) payment by the Borrower to the Term Lenders of $55,000,000 of the aggregate principal amount of the Delayed Draw Term Loan A; and (d) payment by the Borrower to the Administrative Agent for the benefit of the Administrative Agent and the Lenders of the amounts provided in the Fee Letter. 7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to

8 procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of a Person without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. (c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow]

[Signature Page to Amendment No. 3 to Fifth Amended and Restated Ameresco Credit Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment, which shall be deemed to be a sealed instrument as of the date first above written. BORROWER AMERESCO, INC. By: /s/ Spencer Doran Hole Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer GUARANTORS AMERESCO FEDERAL SOLUTIONS, INC. AMERESCO PLANERGY HOUSING, INC. AMERESCO SELECT, INC. AMERESCOSOLUTIONS, INC. APPLIED ENERGY GROUP INC. JUICE TECHNOLOGIES, INC. SIERRA ENERGY COMPANY By: /s/ Spencer Doran Hole Spencer Doran Hole Vice President and Treasurer AMERESCO SOUTHWEST, INC. By: /s/ Spencer Doran Hole Spencer Doran Hole Vice President and Treasurer E.THREE CUSTOM ENERGY SOLUTIONS, LLC, By: Sierra Energy Company, its sole member By: /s/ Spencer Doran Hole Spencer Doran Hole Vice President and Treasurer

[Signature Page to Amendment No. 3 to Fifth Amended and Restated Ameresco Credit Agreement] AMERESCO ASSET SUSTAINABILITY GROUP LLC AMERESCO CT LLC AMERESCO DELAWARE ENERGY LLC AMERESCO EVANSVILLE, LLC AMERESCO HAWAII LLC AMERESCO INTELLIGENT SYSTEMS, LLC AMERESCO LFG HOLDINGS LLC AMERESCO NAVY YARD PEAKER LLC AMERESCO PALMETTO LLC AMERESCO SOLAR, LLC AMERESCO SOLAR NEWBURYPORT LLC AMERESCO STAFFORD LLC SELDERA LLC SOLUTIONS HOLDINGS, LLC By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer AMERESCO SOLAR – PRODUCTS LLC AMERESCO SOLAR – SOLUTIONS LLC AMERESCO SOLAR – TECHNOLOGIES LLC By: Ameresco Solar LLC, its sole member By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. By: _/s/ Henry Pennell Name: Henry Pennell Title: Vice President

[Signature Page to Amendment No. 3 to Fifth Amended and Restated Ameresco Credit Agreement] LENDER: BANK OF AMERICA, N.A. By: _/s/ John F. Lynch Name: John F. Lynch Title: Senior Vice President LENDER FIFTH THIRD BANK By: /s/ Robert V. Botschka Name: Robert V. Botschka Title: Managing Dirtector LENDER KEYBANK NATIONAL ASSOCIATION By: /s/ : Renee M. Bonnell Name: Renee M. Bonnell Title: Senior Vice President LENDER WEBSTER BANK, N.A. By: /s/ Samuel Pepe Name: Samuel Pepe Title: Managing Director LENDER M&T BANK, successor by merger to PEOPLE’S UNITED BANK, N.A. By: Darci Buchanan Name: Darci Buchanan Title: SVP